                                                                    EXHIBIT 23.1
                                                                         Consent

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated March 16, 2004, accompanying the consolidated financial statements included in the Annual Report of WebFinancial Corporation and Subsidiaries on Form 10-KSB for the year ended December 31, 2003. We hereby consent to the incorporation by reference of said report in the Registration
Statement of WebFinancial Corporation and Subsidiaries on Form S-8 (File No.
33-335606, effective April 26, 2000).

/s/ GRANT THORNTON LLP

Salt Lake City, Utah
March 29, 2004